EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

     (1) the 10-QSB Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  November 14, 2002                       /s/ KEVIN BERMEISTER
                                               --------------------
                                                  Kevin Bermeister
                                                  President and
                                                  Chief Executive Officer






Date:  November 14, 2002                       /s/ ROBERT CHMIEL
                                               -----------------
                                                  Robert Chmiel
                                                  Chief Financial Officer and
                                                  Chief Operating Officer